                                                      Exhibit 99.1

                    Schedule A
                     6/1/07
                     Block 1
      Quantity                     Price
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        100                        48.95
        2100                       48.88
        100                        48.95
        100                        48.95
        100                        48.95
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                     Block 2
      Quantity                     Price
------------------------------------------------------
        1100                       48.74
        200                        48.76
        500                        48.71
        200                        48.95
        500                        48.95
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                     Block 3
      Quantity                     Price
------------------------------------------------------

        2100                       49.00
        400                        48.97
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                     Block 4
      Quantity                     Price
------------------------------------------------------

        200                        48.50
        200                        48.50
        1400                       48.50
        200                        48.50
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                     Block 5
      Quantity                     Price
------------------------------------------------------
        300                        49.00
        600                        49.00
        300                        49.00
        700                        49.00
        200                        49.00
        300                        49.00
        100                        49.00
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                     Block 6
      Quantity                     Price
------------------------------------------------------
        300                        49.50
        800                        49.50
        1200                       49.50
------------------------------------------------------